VIA EDGAR

January 31, 2025

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Pacific Select Exec Separate Account of Pacific Life Insurance Company File No. 811-05563

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), the above referenced separate account, a unit investment trust registered under the 1940 Act, has sent send to its policy owners, the annual report dated October 31, 2024, for the underlying management investment company listed in the table below. This filing constitutes the filing of the report as required by Rule 30b2-1(b) under the 1940 Act.

Pursuant to Rule 30d-1 under the 1940 Act, the management investment company listed below filed annual reports with the Commission via EDGAR and are incorporated by reference herein.

Investment Company	1940 Act Registration No.	CIK No.
DFA Investment Dimensions Group Inc.	811-03258	0000355437

The management investment company listed above may not be available under every policy offered by the separate account.

Sincerely,

/s/ Alison Ryan

Alison Ryan
AVP & Managing Assistant General Counsel II
Pacific Life Insurance Company